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                                                                   EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 22, 1998 appearing in the Peregrine Systems, Inc. Form 10-K for the year ended March 31, 1998 and to all references to our firm included in this registration statement.



                                   /s/ ARTHUR ANDERSEN LLP





San Diego, California
July 31, 1998